Net investment income (Details) - GBP (£) £ in Millions	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017		Dec. 31, 2016
Condensed Income Statements, Captions [Line Items]
Net investment income	£ 394	£ 699	[1]	£ 1,077	[1]
Barclays Bank Group [member]
Condensed Income Statements, Captions [Line Items]
Net gain from disposal of available for sale investments	0	298		762
Net gain on disposal of FVOCI investments	131	0		0
Dividend income	131	0		0
Net gain from financial instruments designated at fair value	55	48		8
Net gain from financial instruments mandatorily at fair value	0	281		151
Other investment income	36	72		156
Net investment income	£ 394	£ 699		£ 1,077

[1]

Following the sale of the UK banking business on 1 April 2018 by the Group, the continuing operations for 2016 and 2017 have been restated to disclose the UK banking business as a discontinued operation. Further detail on the discontinued operations can be found in Note 3 on pages 00 to 00.